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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2002 (August 14, 2002)

SIMON PROPERTY GROUP, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)
001-14469 (Commission File No.)
04-6268599 (I.R.S. Employer Identification No.)
National City Center 115 West Washington Street, Suite 15 East Indianapolis, Indiana 46204 (Address of principal executive offices) (ZIP Code)
(317) 636-1600 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

99.1	Statement Under Oath of Principal Executive Officer dated August 13, 2002
99.2	Statement Under Oath of Principal Financial Officer dated August 13, 2002

Item 9. Regulation FD Disclosure

        On August 14, 2002, pursuant to the Commission's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, No. 4-460, the Registrant's Chief Executive Officer and Chief Financial Officer submitted to the Commission their statements under oath regarding the Registrant's 2001 annual report on Form 10-K, 2002 definitive proxy materials, and all reports on Forms 10-Q and 8-K subsequent to the filing of the Registrant's 2001 Form 10-K. Those statements were made in the prescribed form without exceptions or modifications.

        The statements are attached as exhibits to this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2002	SIMON PROPERTY GROUP, INC.
	By:	/s/ STEPHEN E. STERRETT Stephen E. Sterrett, Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Statement Under Oath of Principal Executive Officer dated August 13, 2002
99.2	Statement Under Oath of Principal Financial Officer dated August 13, 2002

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  Item 7. FINANCIAL STATEMENTS AND EXHIBITS
  Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX